Exhibit 4.1


                                 EQUICAP, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

NUMBER                                                                    SHARES

-----------                                                          -----------

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP  29441R  30  4

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE EACH OF THE COMMON STOCK OF

                                  Equicap, Inc.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


-----------------------                                 ------------------------
SECRETARY             [Graphic of corporate seal omitted]             PRESIDENT

Countersigned:

UNITED STOCK TRANSFER, INC.
3615 South Huron Street, Suite 104, Englewood, CO 80110

By:
    --------------------------------------------------
    Transfer Agent & Registrar - Authorized Signature

                                 EQUICAP, INC.

                          United Stock Transfer, Inc.
                           Transfer Fee: As Required


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -   as tenants in common  UNIF GIFT MIN ACT -     Custodian for

TEN ENT    -   as tenants by the                        (Cust.)          (Minor)
               entireties               under Uniform Gifts to Minors

JT TEN     -   as joint tenants with    Act of
               right of survivorship          ----------------------------------
               and not as tenants in                        (State)
               common

    Additional abbreviations may also be used though not in the above list.


  For value received ___________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

               -------------------------------------------------
               Please print or type name and address or assignee

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------------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated ___________________ 20 ________

SIGNATURE GUARANTEED:                             X
                                                   -----------------------------

                                                  X
                                                   -----------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.